PRUDENTIAL INVESTMENTS » MUTUAL FUNDS

Prudential Jennison Health Sciences Fund

A: PHLAX	B: PHLBX	C: PHLCX	L: N/A	M: N/A	R: PJHRX	X: N/A	Z: PHSZX

SUMMARY PROSPECTUS • January 31, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can
ﬁnd the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: PrudentialJennison HealthSciencesFund@prudentialfundsemail.com

The Fund’s Prospectus and SAI, both dated January 31, 2012, and the Fund’s most recent shareholder report, dated November 30, 2011, are all incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term capital appreciation.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A’s Initial Sales Charge on page 20 of the Fund’s Prospectus and in the Fund’s Statement of Additional Information (SAI), in Rights of Accumulation on
page 52.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class R	Class X	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	5.75%	None	None	None	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	1%	6%	None	6%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	$15	$15	None	$15	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class L	Class M	Class R	Class X	Class Z
Management fees	..75%	..75%	..75%	..75%	..75%	..75%	..75%	..75%
+ Distribution and service (12b-1) fees	..30	1.00	1.00	..50	1.00	..75	1.00	None
+ Other expenses	..20	..20	..20	..20	..20	..20	..20	..20
= Total annual Fund operating expenses	1.25	1.95	1.95	1.45	1.95	1.70	1.95	..95
- Fee waiver or expense reimbursement	None	None	None	None	None	(.25)	None	None
= Net annual Fund operating expenses	1.25	1.95	1.95	1.45	1.95	1.45	1.95	..95

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund’s operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$ 670	$ 925	$ 1,199	$ 1,978	$ 670	$ 925	$1,199	$1,978
Class B	$ 698	$ 912	$ 1,152	$ 2,009	$ 198	$ 612	$1,052	$2,009
Class C	$ 298	$ 612	$ 1,052	$ 2,275	$ 198	$ 612	$1,052	$2,275
Class L	$ 714	$ 1,007	$ 1,322	$ 2,210	$ 714	$ 1,007	$ 1,322	$ 2,210
Class M	$ 798	$ 1,012	$ 1,252	$ 2,094	$ 198	$ 612	$ 1,052	$ 2,094
Class R	$ 148	$ 511	$ 900	$ 1,988	$ 148	$ 511	$ 900	$ 1,988

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	If Shares Are Redeemed				If Shares Are Not Redeemed
Class X	$ 798	$ 1,012	$ 1,352	$ 2,275	$ 198	$ 612	$ 1,052	$ 2,275
Class Z	$ 97	$303	$ 525	$ 1,166	$ 97	$ 303	$ 525	$ 1,166

° The Distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares through March 31, 2013. This waiver may not be terminated prior to March 31, 2013. The decision on whether to renew, modify or terminate the waiver is subject to review by the distributor and the Fund’s Board of Directors.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund seeks investments whose price will increase over time. The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of companies within the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers and health maintenance organizations (“HMOs”) that derive a substantial portion of their sales from healthcare-related products or services. The term “investable assets” in this prospectus refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name. We refer to the group of industries in which the Fund concentrates as its “sector.”

The Fund may have two separate segments that we call the “Strategically Managed” portfolio and the “Enhanced Index” portfolio. Currently, the Fund has all of its assets in a single Strategically Managed portfolio, and has no Enhanced Index portfolio segment.

The Strategically Managed portfolio holds those equity and equity-related securities in which the portfolio managers have the highest confidence. Equity and equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. The portfolio managers use fundamental and quantitative analyses to select individual securities, and they may invest more than 5% of the Fund’s assets in any one issuer. The Fund participates in the initial public offering (IPO) market.

For the Strategically Managed portfolio of the Fund, we consider selling or reducing a stock position when, in the opinion of the investment subadviser, the stock has experienced a fundamental disappointment in earnings; the stock has experienced adverse price movement; the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; or a relatively more attractive stock emerges.

An Enhanced Index portfolio would contain securities selected from a benchmark index made up of securities of that Fund’s sector from the Standard & Poor’s (S&P) Composite 1500 Index. The S&P Composite 1500 Index is made up of the S&P 500 Composite Stock Price Index (S&P 500), the S&P MidCap 400 Stock Index and the S&P SmallCap 600 Index. Under an Enhanced Index strategy, the subadviser would seek to outperform the benchmark index and to limit the possibility of significantly underperforming that benchmark. Enhanced Index portfolios are expected to hold a representative sample of the securities in the benchmark index and to over-weight or under-weight selected securities based upon proprietary quantitative models. The portfolio managers would try to control the risk of significantly underperforming the benchmark by keeping size and industry weightings relatively close to those in the benchmark. Because the S&P 500 makes up 90% of the benchmark index’s market capitalization, large-cap stocks may dominate the Fund’s portfolio, particularly under an Enhanced Index strategy.

While we make every effort to achieve the Fund’s investment objective, we can’t guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the investment subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Health Sciences Sector Risk. Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

Growth Style Risk. The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.

Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. We do not consider American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other similar receipts or shares traded in U.S. markets in which the Fund may invest to be foreign securities.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Initial Public Offerings Risk. The Fund may participate in the initial public offering (IPO) market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the impacted performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. In exchange for the potentially lower risks of investing in large capitalization companies, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on smaller capitalized companies.

Nondiversification Risk. The Fund is nondiversified. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.

For more information on the risks of investing in this Fund, including the risks of investing in foreign securities, please see How the Fund Invests—Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund’s Past Performance. The following bar chart shows the Fund’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Annual Total Returns (Class A Shares)[1]

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05% (which terminated effective April 1, 2008), the annual returns would have been lower, too.

Best Quarter:		Worst Quarter:
18.30%	2nd Quarter 2003	-18.56%	2nd Quarter 2002
Average Annual Total Returns % (as of 12-31-11)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	6.91	6.69	8.35	—
Class C shares	10.91	6.85	8.35	—
Class L shares	6.00	6.11	N/A	6.25 (11/25/05)
Class M shares	6.78	6.93	N/A	6.96 (11/25/05)
Class R shares	N/A	N/A	N/A	—
CLass X shares	6.76	7.48	N/A	7.53 (11/25/05)
Class Z shares	13.03	7.90	9.44	—
Class A Shares %
Return Before Taxes	6.50	6.40	8.53	—
Return After Taxes on Distributions	5.88	5.73	7.70	—
Return After Taxes on Distribution and Sale of Fund Shares	5.03	5.28	7.18	—

° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses or taxes)
S&P 1500 Health Care Index	11.88	3.20	2.86	—
S&P Composite 1500 Index	1.75	0.11	3.40	—
Lipper Health/Biotechnology Funds Average	8.40	4.76	4.41	—

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	David Chan, CFA	Managing Director	June 1999
		Michael A. Del Balso	Managing Director	October 2000

BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50

You can purchase or redeem shares through the Fund’s transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund’s website or by calling (800) 225-1852.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund’s dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm’s representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm’s website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com
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